iMGP Alternative Strategies Fund

Summary Prospectus

Institutional Class Ticker Symbol: MASFX	April 28, 2023
Investor Class Ticker Symbol: MASNX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://imgpfunds.com/documents-forms. You may also obtain this information at no cost by calling 1-800-960-0188. The Fund’s Prospectus and Statement of Additional Information, each dated April 28, 2023 are incorporated by reference into this Summary Prospectus.

Paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.imgpfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you receive paper copies of your reports. If you invest directly with the Trust, you can call 1-800-960-0188. Your election to receive reports in paper will apply to all Funds in the Trust or held with your financial intermediary.

Investment Objective

The iMGP Alternative Strategies Fund (the “Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

Fund Summary	1

Fees and Expenses of the Alternative Strategies Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Alternative Strategies Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.40%	1.40%
Distribution and or Service (12b-1) Fees	None	0.25%

Other Expenses	0.27%	0.27%

Total Annual Fund Operating Expenses	1.67%	1.92%
Fee Waiver and/or Expense Reimbursement (1),	(0.28)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.39%	1.64%

(1)

iM Global Partner Fund Management, LLC (formerly, Litman Gregory Fund Advisors, LLC) (“iM Global” or the “Advisor”), the advisor to the Alternative Strategies Fund, has contractually agreed, through April 30, 2024, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by iM Global is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to iM Global, and iM Global may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. iM Global has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Alternative Strategies Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Alternative Strategies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Alternative Strategies Fund’s operating expenses remain the same. The cost for the Alternative Strategies Fund reflects the net expenses of the Alternative Strategies Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$142	$490	$872	$1,945
Investor Class	$167	$567	$1,002	$2,213

Portfolio Turnover

The Alternative Strategies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the Alternative Strategies Fund’s performance. During the most recent fiscal year, the Alternative Strategies Fund’s portfolio turnover rate was 89.62% of the average value of its portfolio.

Principal Strategies

The Advisor believes that giving highly disciplined sub-advisors (each, a “manager” or “sub-advisor”) latitude in the types of stocks they can own can confer an advantage over managers who are more tightly constrained to an arbitrary “style box.” This belief underlays the premise of the Alternative Strategies Fund to seek skilled managers, give them broad flexibility, limit

2	Litman Gregory Funds Trust

them to their highest-conviction ideas and create diversification at the overall fund level by choosing managers with complementary styles, which the Advisor believes also should reduce risk. The Advisor is responsible for recommending which sub-advisors to hire or remove. Before hiring a sub-advisor, the Advisor performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. The Advisor’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts.

There is no minimum or maximum allocation of the Alternative Strategies Fund’s portfolio assets to each sub-advisor. Allocations among sub-advisors are based on a number of factors, including iM Global’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. iM Global may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio.

Over the long term, the goal of iM Global, the advisor to the Alternative Strategies Fund, is to achieve an annualized return of ICE BofAML U.S. 3-Month Treasury Index plus a range of 4% to 8%. The Alternative Strategies Fund invests in a mix of strategies that iM Global believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The Alternative Strategies Fund is intended to be used by investors as a source of diversification for traditional stock and bond portfolios to reduce volatility and potentially enhance returns relative to various measures of risk.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures and equity hedge strategies. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. The Alternative Strategies Fund may also invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Fund’s total assets (except that the Alternative Strategies Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, (4) a long/short credit strategy, (5) a strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies, and (6) an “enhanced trend strategy” that focuses on a blend of managed futures and equity hedge strategies. iM Global may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

Fund Summary	3

SUB- ADVISOR	TARGET ASSET ALLOCATION	STOCK-PICKING STYLE

Blackstone Credit Systematic Strategies LLC (“BXCSS”)	15%	Long-Short Credit

DoubleLine Capital, LP (“DoubleLine”)	20%	Opportunistic Income

Dynamic Beta investments, LLC (“Dynamic”)	20%	Enhanced Trend

First Pacific Advisors, LLC (“FPA”)	12%	Contrarian Opportunity

Loomis Sayles and Company, LP (“Loomis”)	15%	Strategic Alpha Fixed Income

Water Island Capital, LLC	18%	Arbitrage

The sub-advisor that manages the arbitrage strategy seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets and may follow merger arbitrage, convertible arbitrage and capital structure arbitrage strategies. This objective is pursued by investing in equity and debt securities of U.S. and non-U.S. companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

The sub-advisor that manages the opportunistic income strategy allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The sub-advisor may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities. iM Global defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. When investing in mortgage-related securities, the sub-advisor may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. The sub-advisor may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The sub-advisor will generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage-backed securities on more preferable terms or to enhance returns, the sub-advisor may extend the settlement by entering into “dollar roll” transactions in which the sub-advisor sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date. The sub-advisor also expects to engage in short sales of TBA mortgages, including short sales on TBA mortgages the Alternative Strategies Fund does not own, to potentially enhance returns or manage risk.

The sub-advisor that manages the contrarian opportunity strategy focuses on investments that offer absolute rather than relative value. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.

The sub-advisor that manages the long-short credit strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. The sub-advisor’s investment process is designed to exploit information gaps between credit and equity markets and other market inefficiencies to identify and capture mispricing at the individual asset level. The portfolio is managed with the intention that the sensitivity of the long portfolio to market-wide credit spread movements will be offset in part by the sensitivities of the short portfolio to such market-wide movements. The sub-advisor may invest in corporate bonds issued by domestic and non-U.S. based companies, U.S. Treasury securities and long (sold protection) single name credit default swaps (CDS), interest rate futures and swaps and foreign exchange forwards (for hedging and currency conversion purposes). The short portfolio may be invested in short (bought protection) single name Credit Default Swap (CDS), short positions in Credit Default Indices (CDX Indices), and short positions in Total Return Swaps (TRS).

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The sub-advisor that manages the strategic alpha strategy seeks to achieve positive total returns over a full market cycle with relatively low volatility. The sub-advisor intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. Under normal market conditions, the sub-advisor may invest (1) up to 75% of the total assets allocated to it in below investment-grade fixed income securities and related derivatives; (2) up to 75% of the total assets allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives; and (3) up to 20% of the total assets allocated to it in equity related securities and derivatives as measured at time of allocation. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument. The sub-advisor incorporates systematic and quantitative models into its investment process.

The sub-advisor that manages the enhanced trend strategy seeks to generate attractive absolute and risk-adjusted returns over multi-year periods with low average correlation to traditional assets, while providing strong diversification benefits during periods of extended losses for stocks and/or bonds. The sub-advisor may also allocate a portion of the Alternative Strategies Fund’s assets that it manages to a wholly-owned subsidiary of the Alternative Strategies Fund (the “Subsidiary”), which is organized under the laws of the Cayman Islands, is advised by that sub-advisor, and will comply with the Alternative Strategies Fund’s investment objective and investment policies.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the Alternative Strategies Fund are:

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Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

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Fixed Income Securities Risk. Interest rates may go up resulting in a decrease in value of the securities held by the Alternative Strategies Fund. Fixed income securities held by the Alternative Strategies Fund are also subject to interest rate risk, credit risk, call risk and liquidity risk, which are more fully described below.

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Credit Risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. A credit rating assigned to a particular debt security is essentially an opinion as to the credit quality of an issuer and may prove to be inaccurate. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

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Interest Rate Risk. Interest rates may go up resulting in a decrease in the value of the securities held by the Alternative Strategies Fund. Interest rates have been historically low, so the Alternative Strategies Fund faces a heightened risk that interest rates may rise. Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

¡	Call Risk. During periods of declining interest rates, a bond issuer may “call” or repay its high yielding bonds before their maturity dates.

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Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and the price that the Alternative Strategies Fund would like. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. The values of these securities may fluctuate more sharply than those of other securities, and the Alternative Strategies Fund may experience some difficulty in closing out positions in these securities at prevailing market prices.

Fund Summary	5

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Prepayment and Extension Risk. In times of declining interest rates, the Alternative Strategies Fund’s higher yielding securities will be prepaid, and the Alternative Strategies Fund will have to replace them with securities having a lower yield. Rising interest rates could extend the life of securities with lower payment rates. This is known as extension risk and may increase the Alternative Strategies Fund’s sensitivity to rising rates and its potential for price declines.

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Market Risk. The value of the Alternative Strategies Fund’s shares will fluctuate based on the performance of the Alternative Strategies Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Alternative Strategies Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Alternative Strategies Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

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Geopolitical Events Risk. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Alternative Strategy Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

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Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

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Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

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Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Alternative Strategies Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Alternative Strategies Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

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Event-Driven Risk. Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Alternative Strategies Fund to experience investment losses, impacting its shares negatively.

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Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the Alternative Strategies Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

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Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

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TBAs and Dollar Rolls Risk. This is the risk that, although the securities that are delivered in TBA transactions must meet certain standards, the actual securities received by the Alternative Strategies Fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the Alternative Strategies Fund to potential losses. Whether or not the Alternative Strategies Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Forward settling securities, such as TBAs, involve leverage which may magnify investment risks and can cause losses to be realized more quickly.

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Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Alternative Strategies Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class. Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Alternative Strategies Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

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Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Alternative Strategies Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to, among other factors, less publicly available information, less stringent and less uniform accounting, auditing and financial reporting standards, less liquid and more volatile markets, higher transaction and custody costs, additional taxes, less investor protection, delayed or less frequent settlement, political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments.

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Emerging Markets Risk. This is the risk that the value of the Alternative Strategies Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Investments in emerging market countries are subject to substantial risks due to, among other factors, different accounting standards and thinner trading markets as compared to those in developed countries; less publicly available and reliable information about issuers as compared to developed markets; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments.

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Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Alternative Strategies Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

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Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

Fund Summary	7

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Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

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Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

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P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

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Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

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Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

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Models and Data Risk. This is the risk that that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Alternative Strategies Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Alternative Strategies Fund.

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Managed Futures Strategy Risk. In seeking to achieve its investment objective, the Alternative Strategies Fund will utilize various investment strategies that involve the use of complex investment techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Alternative Strategies Fund to greater volatility and loss. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

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Commodities Risk. Exposure to the commodities markets (including financial futures markets) may subject the Alternative Strategies Fund, through its investment in the Subsidiary, to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies, public health crises and trade or price wars among commodity producers or buyers. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

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Subsidiary Risk. By investing in the Subsidiary, the Alternative Strategies Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Alternative Strategies Fund and are subject to the same risks that apply to similar investments if held directly by the Alternative Strategies Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Alternative Strategies Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Alternative Strategies Fund.

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Equity Hedge Strategy Risk. The Alternative Strategies Fund uses various investment strategies that seek to identify the main drivers of performance of a diversified portfolio of the largest long/short equity hedge funds. These investment strategies involve the use to complex derivatives techniques, and there is no guarantee that these strategies will succeed. The use of such strategies and techniques may subject the Alternative Strategies Fund to greater volatility and loss than investing in individual equity securities. There can be no assurance that utilizing a certain approach or model will achieve a particular level of return or reduce volatility and loss.

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Multi-Management Risk. Because portions of the Alternative Strategies Fund assets are managed by different portfolio managers using different styles, the Alternatives Strategies Fund could experience overlapping security transactions that could lead to unintended concentration in certain securities. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses and tax inefficiencies compared to using a single investment manager.

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Investment Selection Risk. The sub-advisors’ portfolio managers may select investments that underperform and investors’ Fund shares may decline in value. This risk may be more significant when sub-advisors concentrate their holdings in a limited number of securities as may be the case in the Alternative Strategies Fund because concentration can magnify the potential for gains and losses from individual securities. This risk may be greater for multi-manager funds compared to funds with a single manager.

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Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

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Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Alternative Strategies Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

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Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Alternative Strategies Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Alternative Strategies Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Alternative Strategies Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

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Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s or a sub-advisor’s control, including instances at third parties. The Alternative Strategies Fund, the Advisor and each sub-advisor seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Performance

The following performance information provides some indication of the risks of investing in the Alternative Strategies Fund. The bar chart shows changes in the performance of the Alternative Strategies Fund’s Institutional Class shares from year to year. The table below shows how the Alternative Strategies Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-, 5- and 10-year periods compare to those of the ICE BofAML U.S. 3-Month Treasury Index, two secondary market indexes as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Alternative Strategies Fund will perform in the future. Updated performance information is available on the Alternative Strategies Fund’s website at www.imgpfunds.com.

Fund Summary	9

Alternative Strategies Fund

Institutional Class Calendar Year Total Returns as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Alternative Strategies Fund were:

Highest:	7.64%	Quarter ended June 30, 2020
Lowest:	-9.36%	Quarter ended March 31, 2020

Average Annual Total Returns (for the periods ended December 31, 2022)
Alternative Strategies Fund	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	-9.49%	1.20%	2.62%
Return After Taxes on Distributions	-10.84%	-0.23%	1.34%
Return After Taxes on Distributions and Sale of Fund Shares	-5.54%	0.41%	1.53%
Investor Class
Return Before Taxes	-9.65%	0.96%	3.21%
ICE BofAML U.S. 3-Month Treasury Index
(reflects no deduction for fees, expenses or taxes)	1.46%	1.26%	0.76%
Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	-13.01%	-0.02%	1.06%
Morningstar Multistrategy Category
(reflects net performance of funds in this group)	-2.97%	1.57%	2.42%

The Alternative Strategies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Alternative Strategies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account after-tax returns shown are not relevant to your investment. After-tax returns are shown for only the Alternative Strategies Fund’s Institutional Class, and after-tax returns for the Alternative Strategies Fund’s Investor Class will vary. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

10	Litman Gregory Funds Trust

Management
INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE ALTERNATIVE STRATEGIES FUND SINCE:
iM Global Partner Fund Management, LLC	Jeremy DeGroot, CFA, Chief Investment Officer and Portfolio Manager	2011

	Jason Steuerwalt, CFA, Director, Head of Alternatives US and Co-Portfolio Manager	2019
SUB-ADVISOR	PORTFOLIO MANAGER
Blackstone Credit Systematic Strategies LLC	Stephen Kealhofer, Head of Research and Portfolio Manager	2017

	Paul Harrison, Chief Investment Officer and Portfolio Manager	2017

	Adam Dwinells, Head of Portfolio Management and Portfolio Manager	2017

DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	2011

	Jeffrey Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017

Dynamic Beta investments, LLC	Andrew Beer, Managing Member and Co-Portfolio Manager	2022

	Mathias Mamou-Mani, Managing Member and Co-Portfolio Manager	2022
First Pacific Advisors, LP	Steven Romick, CFA, Managing Partner and Portfolio Manager	2011

	Brian Selmo, CFA, Partner, Portfolio Manager and Director of Research	2011

	Mark Landecker, CFA, Partner and Portfolio Manager	2011
Loomis, Sayles & Company, L.P.	Matthew J. Eagan, CFA, Executive Vice President, Director and Portfolio Manager	2011

	Todd P. Vandam, CFA, Vice President and Portfolio Manager	2011

	Brian P. Kennedy, Vice President and Portfolio Manager	2021

	Elaine M. Stokes, Executive Vice President, Director and Portfolio Manager	2021
Water Island Capital, LLC	John Orrico, CFA, Managing Member, Chief Investment Officer and Portfolio Manager	2011

	Roger Foltynowicz, CFA, CAIA, Portfolio Manager	2011

	Gregg Loprete, Portfolio Manager	2011

Fund Summary	11

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for the Fund are shown below.

Fund/Type of Account	Minimum Initial Investment (1)	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with a Fund or the distributor of the Fund and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial and subsequent investment requirements at any time. The Fund reserves the right to close purchases to new investors at any time.

Tax Information

Depending on the character of income distributed, the Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or iM Global may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	Litman Gregory Funds Trust